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                                                           Exhibit 10(i)(a)(2)



                         ASSIGNMENT OF SALES AGREEMENT

         This Assignment made this 9th day of May, 1995 by and between Diverse Products Incorporated, an Ohio corporation (hereafter referred to as "Assignor") and Health Shields Corporation, a Nevada corporation (hereafter referred to as "Assignee").

         WHEREAS, the Assignor as Master Marketer and In-Flo Liquid Dispensing Corporation, a corporation organized and existing under the laws of Canada, referred to as "Vendor", have entered into and executed a certain Sales Agreement dated May 5th, 1995 (the "Contract"), a copy of which is set forth as Exhibit A and attached hereto and made a part hereof and

         WHEREAS, Assignor now desires to grant, transfer, assign and set over to Assignee all of Assignor's right, title and interest in and to the Contract.

         Now , Therefore, in consideration of $10.00 paid by the Assignee to Assignor and other good and valuable consideration the receipt, amount, and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. Assignor hereby assigns to Assignee all of the Assignor's rights, title and interest in and to the Contract.

         2. Assignee hereby accepts the assignment and agrees to assume and be liable for any any all duties, obligations and responsibilities of Assignor under the terms of the Contract.

         3. Assignee hereby agrees to indemnify the Assignor against all liabilities for any and all of the duties, obligations and responsibilities of Assignor under the terms of the Contract.

         4. This Assignment is binding on and inures to the benefit of the parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns.

         5. This Assignment shall be governed by the laws of the State of Ohio.

IN WITNESS WHEREOF,the parties hereunder set their hands on the day and year first written above.

                                              DIVERSE PRODUCTS INCORPORATED

                                              By: /s/ James F. Tully
                                                 ------------------------------
                                              Title:  President & CEO


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                                              HEALTH SHIELDS CORPORATION

                                              By: /s/ T. J. Tully
                                                 ------------------------------
                                              Title:  President & CEO

Acknowledged and Accepted:

In-Flo LIQUID DISPENSING CORPORATION

By: /s/ F. Hurd
   ----------------------------------
Title:  President